AETNA SERIES FUND, INC.
                                 CLASSES A, B, C
                                      AND I


THE INFORMATION IN THIS SUPPLEMENT FOR AETNA SERIES FUND, INC. AMENDS THE INFORMATION CONTAINED IN THE CLASS A, CLASS B AND CLASS C PROSPECTUS AND THE CLASS I PROSPECTUS, EACH DATED MARCH 1, 1999. THIS SUPPLEMENT SHOULD BE READ WITH EACH PROSPECTUS AND THE PREVIOUSLY ISSUED CLASS A, B, C AND I SUPPLEMENT DATED AUGUST 1, 1999.



EFFECTIVE NOVEMBER 1, 1999, Aeltus Investment Management, Inc. has agreed to waive a portion of its investment advisory fee and/or its administrative services fee and/or reimburse a portion of the other expenses to ensure that the total net operating expenses for Aetna Ascent Fund, Aetna Crossroads Fund and Aetna Legacy Fund do not exceed the following amounts:

                                    Class A                  Class B                  Class C                 Class I
                                    -------                  -------                  -------                 -------
Aetna Ascent Fund                    1.25%                    2.00%                    2.00%                   1.00%
Aetna Crossroads Fund                1.20%                    1.95%                    1.95%                   0.95%
Aetna Legacy Fund                    1.15%                    1.90%                    1.90%                   0.90%





                                                                   November 1999